UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-00042

Deutsche Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	7/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

July 31, 2015

Semiannual Report

to Shareholders

Deutsche Core Plus Income Fund

Contents
3 Letter to Shareholders
5 Performance Summary
8 Portfolio Management Team
9 Portfolio Summary
10 Investment Portfolio
31 Statement of Assets and Liabilities
33 Statement of Operations
35 Statement of Changes in Net Assets
36 Financial Highlights
41 Notes to Financial Statements
60 Information About Your Fund's Expenses
62 Advisory Agreement Board Considerations and Fee Evaluation
67 Account Management Resources
69 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015 and disturbing market volatility in late summer, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming and, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The Federal Reserve Board is likely to start raising short-term interest rates in the U.S. later this year. However, the specific timing remains unclear. In any case, analysts expect the process to be gradual. Meanwhile, Europe’s slow but steady recovery remains on track, and central bank easing should continue to stimulate growth, albeit at the cost of increased volatility.

This view may seem overly optimistic in light of recent developments in China. Indeed, our Chief Investment Officer, Asoka Wohrmann, wrote in his September update: "The risks from China’s transformation should not be underestimated. The country has a one-sixth share of global trade, and its growth looks set to be more unpredictable in the future." Nevertheless, he adds "We are still optimistic about the global economy and about most stock exchanges…. Our scenario is based on the assumption that the upswings in Europe and the United States are sufficiently self-supporting not to be derailed by developments in China."

We encourage you to visit us at deutschefunds.com for timely information and insights about economic developments and your Deutsche fund investment. With frequent updates from Mr. Wohrmann and our economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder
President, Deutsche Funds

Performance Summary July 31, 2015 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/15
Unadjusted for Sales Charge	–0.66%	0.38%	3.24%	2.04%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–5.13%	–4.14%	2.29%	1.57%
Barclays U.S. Aggregate Bond Index†	–1.47%	2.82%	3.27%	4.61%
Average Annual Total Returns as of 6/30/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–0.91%	3.38%	1.89%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–5.37%	2.43%	1.43%
Barclays U.S. Aggregate Bond Index†		1.86%	3.35%	4.44%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/15
Unadjusted for Sales Charge	–0.93%	–0.28%	2.47%	1.27%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	–4.85%	–3.20%	2.28%	1.27%
Barclays U.S. Aggregate Bond Index†	–1.47%	2.82%	3.27%	4.61%
Average Annual Total Returns as of 6/30/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–1.56%	2.63%	1.13%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		–4.45%	2.44%	1.13%
Barclays U.S. Aggregate Bond Index†		1.86%	3.35%	4.44%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/15
Unadjusted for Sales Charge	–0.93%	–0.37%	2.46%	1.27%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.91%	–0.37%	2.46%	1.27%
Barclays U.S. Aggregate Bond Index†	–1.47%	2.82%	3.27%	4.61%
Average Annual Total Returns as of 6/30/15 (most recent calendar quarter end)
Unadjusted for Sales Charge		–1.65%	2.62%	1.12%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–1.65%	2.62%	1.12%
Barclays U.S. Aggregate Bond Index†		1.86%	3.35%	4.44%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/15
No Sales Charge	–0.53%	0.63%	3.49%	2.29%
Barclays U.S. Aggregate Bond Index†	–1.47%	2.82%	3.27%	4.61%
Average Annual Total Returns as of 6/30/15 (most recent calendar quarter end)
No Sales Charge		–0.67%	3.63%	2.14%
Barclays U.S. Aggregate Bond Index†		1.86%	3.35%	4.44%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 7/31/15
No Sales Charge	–0.44%	0.62%	3.52%	2.34%
Barclays U.S. Aggregate Bond Index†	–1.47%	2.82%	3.27%	4.61%
Average Annual Total Returns as of 6/30/15 (most recent calendar quarter end)
No Sales Charge		–0.68%	3.66%	2.19%
Barclays U.S. Aggregate Bond Index†		1.86%	3.35%	4.44%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2015 are 1.08%, 2.14%, 1.88%, 0.84% and 0.74% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
7/31/15	$10.71	$10.73	$10.72	$10.71	$10.67
1/31/15	$10.93	$10.95	$10.94	$10.93	$10.89
Distribution Information as of 7/31/15
Income Dividends, Six Months	$.16	$.12	$.12	$.17	$.17
July Income Dividend	$.0264	$.0197	$.0196	$.0287	$.0287
SEC 30-day Yield††	2.51%	1.86%	1.88%	2.87%	2.88%
Current Annualized Distribution Rate††	2.96%	2.20%	2.19%	3.22%	3.23%

†† The SEC yield is net investment income per share earned over the month ended July 31, 2015, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.30%, 0.86%, 1.62%, 2.66% and 2.76% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on July 31, 2015. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.75%, 1.20%, 1.93%, 3.01% and 3.11% for Class A, B, C, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

— Co-Head of Fixed Income for North America: New York.

— BIS, University of Minnesota.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Portfolio Summary (Unaudited)

Investment Portfolio as of July 31, 2015 (Unaudited)
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 33.4%
Consumer Discretionary 4.1%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		40,000	40,000
Ally Financial, Inc.:
3.25%, 2/13/2018		100,000	99,875
4.125%, 3/30/2020 (b)		85,000	85,637
AmeriGas Finance LLC:
6.75%, 5/20/2020		70,000	73,325
7.0%, 5/20/2022		200,000	212,720
APX Group, Inc., 6.375%, 12/1/2019		35,000	34,213
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		55,000	57,819
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		55,000	51,700
Avis Budget Car Rental LLC:
144A, 5.25%, 3/15/2025		150,000	142,875
5.5%, 4/1/2023 (b)		35,000	35,175
Bed Bath & Beyond, Inc.:
4.915%, 8/1/2034		235,000	230,744
5.165%, 8/1/2044 (b)		285,000	287,130
Boyd Gaming Corp., 6.875%, 5/15/2023		45,000	46,800
Caleres, Inc., 144A, 6.25%, 8/15/2023		35,000	35,350
CCO Holdings LLC:
144A, 5.125%, 5/1/2023		115,000	113,850
144A, 5.375%, 5/1/2025		85,000	83,725
144A, 5.875%, 5/1/2027 (b)		145,000	143,641
CCO Safari II LLC:
144A, 4.908%, 7/23/2025		75,000	75,166
144A, 6.484%, 10/23/2045		55,000	56,923
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		300,000	278,625
144A, 6.375%, 9/15/2020		510,000	513,825
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		40,000	41,100
Series B, 6.5%, 11/15/2022		385,000	401,362
Series B, 7.625%, 3/15/2020		585,000	614,616
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		5,000	5,163
Columbus International, Inc., 144A, 7.375%, 3/30/2021		500,000	531,250
CVS Health Corp., 5.125%, 7/20/2045		120,000	127,142
Dana Holding Corp., 5.5%, 12/15/2024		65,000	64,025
DISH DBS Corp.:
4.25%, 4/1/2018		55,000	55,962
5.0%, 3/15/2023		205,000	191,931
7.875%, 9/1/2019		235,000	262,906
Dollar Tree, Inc.:
144A, 5.25%, 3/1/2020		140,000	147,700
144A, 5.75%, 3/1/2023		122,500	129,237
General Motors Financial Co., Inc., 3.2%, 7/13/2020		155,000	153,217
Global Partners LP, 144A, 7.0%, 6/15/2023		70,000	67,375
Group 1 Automotive, Inc., 5.0%, 6/1/2022 (b)		475,000	475,000
HD Supply, Inc.:
7.5%, 7/15/2020		35,000	37,363
11.5%, 7/15/2020		110,000	127,806
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		25,000	25,625
iHeartCommunications, Inc.:
9.0%, 12/15/2019 (b)		225,000	216,281
11.25%, 3/1/2021		45,000	42,975
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019		25,000	21,438
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		65,000	69,062
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		25,000	24,750
Mediacom Broadband LLC, 6.375%, 4/1/2023		25,000	24,875
MGM Resorts International:
6.625%, 12/15/2021		355,000	374,969
6.75%, 10/1/2020 (b)		30,000	32,100
8.625%, 2/1/2019		160,000	180,400
Myriad International Holdings BV, 144A, 5.5%, 7/21/2025		200,000	203,000
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		50,000	49,562
Numericable-SFR, 144A, 4.875%, 5/15/2019		400,000	406,000
Pinnacle Entertainment, Inc., 6.375%, 8/1/2021		30,000	32,363
Quebecor Media, Inc., 5.75%, 1/15/2023		35,000	35,875
Sabre GLBL, Inc., 144A, 5.375%, 4/15/2023		5,000	4,975
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		25,000	25,438
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		35,000	37,144
Sirius XM Radio, Inc., 144A, 5.875%, 10/1/2020		440,000	462,000
Springs Industries, Inc., 6.25%, 6/1/2021		55,000	54,725
Starz LLC, 5.0%, 9/15/2019		30,000	30,525
Suburban Propane Partners LP, 5.75%, 3/1/2025		50,000	49,875
Time Warner Cable, Inc., 7.3%, 7/1/2038		360,000	392,864
TRI Pointe Holdings, Inc., 4.375%, 6/15/2019		45,000	44,550
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		370,000	376,937
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		70,000	69,475
144A, 8.5%, 10/15/2022		35,000	38,894
			9,458,950
Consumer Staples 1.2%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		250,000	219,625
Cencosud SA, 144A, 5.5%, 1/20/2021		500,000	528,917
Chiquita Brands International, Inc., 7.875%, 2/1/2021		16,000	17,160
Cott Beverages, Inc.:
5.375%, 7/1/2022		75,000	73,313
144A, 6.75%, 1/1/2020		65,000	67,681
Imperial Tobacco Finance PLC, 144A, 4.25%, 7/21/2025		100,000	99,876
JBS U.S.A. LLC:
144A, 5.75%, 6/15/2025		55,000	54,502
144A, 7.25%, 6/1/2021		100,000	105,125
144A, 8.25%, 2/1/2020		275,000	291,500
Kraft Heinz Foods Co.:
144A, 3.95%, 7/15/2025		100,000	101,354
144A, 5.2%, 7/15/2045		40,000	41,979
Marfrig Overseas Ltd., 144A, 9.5%, 5/4/2020		200,000	203,250
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		500,000	550,000
Pilgrim's Pride Corp., 144A, 5.75%, 3/15/2025 (b)		65,000	66,463
Reynolds American, Inc.:
4.45%, 6/12/2025 (b)		60,000	61,621
5.85%, 8/15/2045		40,000	43,010
Smithfield Foods, Inc., 6.625%, 8/15/2022		3,000	3,207
Spectrum Brands, Inc., 144A, 5.75%, 7/15/2025		35,000	36,043
The WhiteWave Foods Co., 5.375%, 10/1/2022		60,000	63,000
Tonon Luxembourg SA, 144A, 7.25%, 1/24/2020 (PIK) (b)		300,000	100,800
			2,728,426
Energy 5.3%
Afren PLC, 144A, 10.25%, 4/8/2019*		1,081,000	27,025
Antero Resources Corp.:
5.125%, 12/1/2022		115,000	108,675
5.375%, 11/1/2021		1,045,000	1,016,262
144A, 5.625%, 6/1/2023		65,000	62,562
Baytex Energy Corp.:
144A, 5.125%, 6/1/2021		25,000	22,250
144A, 5.625%, 6/1/2024		30,000	25,800
Berry Petroleum Co., LLC:
6.375%, 9/15/2022		35,000	23,450
6.75%, 11/1/2020		35,000	24,150
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		30,000	30,525
California Resources Corp.:
5.0%, 1/15/2020 (b)		50,000	42,875
5.5%, 9/15/2021		108,000	89,100
6.0%, 11/15/2024 (b)		45,000	36,450
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		75,000	71,985
Chaparral Energy, Inc., 7.625%, 11/15/2022		60,000	35,100
Chesapeake Energy Corp.:
5.75%, 3/15/2023		210,000	177,450
6.125%, 2/15/2021		15,000	12,938
6.625%, 8/15/2020 (b)		70,000	62,650
Concho Resources, Inc., 5.5%, 4/1/2023		170,000	170,000
Crestwood Midstream Partners LP, 144A, 6.25%, 4/1/2023		30,000	30,150
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		1,000,000	1,130,288
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		500,000	505,000
Endeavor Energy Resources LP:
144A, 7.0%, 8/15/2021		55,000	52,800
144A, 8.125%, 9/15/2023		90,000	89,501
EP Energy LLC, 144A, 6.375%, 6/15/2023		65,000	60,775
EV Energy Partners LP, 8.0%, 4/15/2019		330,000	289,575
GeoPark Latin America Ltd. Agencia en Chile, 144A, 7.5%, 2/11/2020		200,000	152,000
Gulfport Energy Corp., 144A, 6.625%, 5/1/2023		30,000	30,000
Halcon Resources Corp.:
144A, 8.625%, 2/1/2020 (b)		125,000	119,375
8.875%, 5/15/2021		215,000	111,800
9.75%, 7/15/2020		45,000	24,300
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		60,000	55,800
144A, 5.75%, 10/1/2025		100,000	95,000
Kinder Morgan, Inc.:
3.05%, 12/1/2019		500,000	495,852
5.55%, 6/1/2045 (b)		330,000	300,242
Laredo Petroleum, Inc., 6.25%, 3/15/2023		95,000	94,287
Linn Energy LLC, 6.25%, 11/1/2019		110,000	66,618
MEG Energy Corp., 144A, 7.0%, 3/31/2024		365,000	334,887
Memorial Resource Development Corp., 5.875%, 7/1/2022		60,000	56,550
Murphy Oil U.S.A., Inc., 6.0%, 8/15/2023		55,000	57,062
Newfield Exploration Co., 5.375%, 1/1/2026		50,000	48,000
Noble Holding International Ltd., 4.0%, 3/16/2018		30,000	29,954
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		10,000	8,800
Nostrum Oil & Gas Finance BV, 144A, 6.375%, 2/14/2019		200,000	175,500
Oasis Petroleum, Inc.:
6.875%, 3/15/2022		205,000	188,600
6.875%, 1/15/2023		70,000	63,350
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.625%, 10/1/2022		473,950	300,958
Offshore Drilling Holding SA, 144A, 8.625%, 9/20/2020		600,000	515,250
ONEOK Partners LP, 4.9%, 3/15/2025		150,000	146,828
Pacific Rubiales Energy Corp., 144A, 5.375%, 1/26/2019		200,000	142,000
Parsley Energy LLC, 144A, 7.5%, 2/15/2022		10,000	10,025
Petrobras Global Finance BV, 6.875%, 1/20/2040		250,000	212,500
QGOG Constellation SA, 144A, 6.25%, 11/9/2019		200,000	121,000
Range Resources Corp., 144A, 4.875%, 5/15/2025		60,000	57,600
Regency Energy Partners LP, 5.0%, 10/1/2022		40,000	40,065
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025		250,000	249,095
Rice Energy, Inc., 144A, 7.25%, 5/1/2023		15,000	14,738
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		200,000	206,500
RSP Permian, Inc., 144A, 6.625%, 10/1/2022		150,000	151,125
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		120,000	122,400
144A, 5.625%, 3/1/2025		80,000	78,800
5.75%, 5/15/2024		200,000	198,875
SESI LLC, 7.125%, 12/15/2021		185,000	192,400
Seven Generations Energy Ltd., 144A, 6.75%, 5/1/2023		20,000	19,550
Sunoco LP:
144A, 5.5%, 8/1/2020		45,000	45,788
144A, 6.375%, 4/1/2023		40,000	41,100
Talos Production LLC, 144A, 9.75%, 2/15/2018		65,000	51,675
Targa Resources Partners LP, 144A, 4.125%, 11/15/2019		25,000	25,000
TerraForm Power Operating LLC, 144A, 5.875%, 2/1/2023		115,000	116,079
Tesoro Corp., 4.25%, 10/1/2017		35,000	35,875
Transocean, Inc., 4.3%, 10/15/2022 (b)		920,000	668,150
Transportadora de Gas Internacional SA ESP, 144A, 5.7%, 3/20/2022		1,000,000	1,060,000
Triangle U.S.A. Petroleum Corp., 144A, 6.75%, 7/15/2022		45,000	30,600
Whiting Petroleum Corp.:
5.75%, 3/15/2021		115,000	112,125
6.25%, 4/1/2023 (b)		275,000	268,125
Williams Partners LP, 4.0%, 9/15/2025 (b)		200,000	185,747
WPX Energy, Inc., 8.25%, 8/1/2023 (b)		155,000	157,519
			12,282,805
Financials 7.3%
AerCap Ireland Capital Ltd., 3.75%, 5/15/2019		275,000	275,633
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		40,000	41,550
Banco Continental SAECA, 144A, 8.875%, 10/15/2017		200,000	206,600
Banco do Brasil SA, 144A, 9.0%, 6/29/2049		250,000	214,300
Barclays Bank PLC, 7.625%, 11/21/2022		1,490,000	1,718,156
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		800,000	898,400
CBL & Associates LP, (REIT), 4.6%, 10/15/2024		900,000	894,723
CIT Group, Inc., 3.875%, 2/19/2019 (b)		1,200,000	1,206,000
CNO Financial Group, Inc.:
4.5%, 5/30/2020		20,000	20,650
5.25%, 5/30/2025		45,000	47,025
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	521,100
Corpbanca SA, 144A, 3.875%, 9/22/2019		500,000	510,160
Credit Agricole SA, 144A, 7.875%, 1/29/2049		845,000	876,705
Development Bank of Kazakhstan JSC, Series 3, REG S, 6.5%, 6/3/2020		500,000	515,000
E*TRADE Financial Corp., 4.625%, 9/15/2023		65,000	64,675
Equinix, Inc., (REIT), 5.375%, 4/1/2023		520,000	525,148
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		310,000	299,329
Hospitality Properties Trust, (REIT), 5.0%, 8/15/2022		705,000	734,721
HSBC Holdings PLC:
5.625%, 12/29/2049 (b)		790,000	790,000
6.375%, 12/29/2049		800,000	804,650
International Lease Finance Corp.:
3.875%, 4/15/2018		570,000	576,412
6.25%, 5/15/2019		10,000	10,899
8.75%, 3/15/2017		200,000	218,124
Itau Unibanco Holding SA, 144A, 2.85%, 5/26/2018		500,000	493,000
Legg Mason, Inc., 5.625%, 1/15/2044		220,000	232,714
Macquarie Group Ltd., 144A, 6.0%, 1/14/2020		1,705,000	1,920,952
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		60,000	54,492
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044 (b)		460,000	465,118
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		1,010,000	1,040,555
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		530,000	533,817
			16,710,608
Health Care 2.3%
AbbVie, Inc., 3.6%, 5/14/2025		180,000	177,329
Actavis Funding SCS, 4.75%, 3/15/2045		12,000	11,315
Alere, Inc., 144A, 6.375%, 7/1/2023		60,000	62,400
Community Health Systems, Inc.:
5.125%, 8/15/2018		400,000	410,000
6.875%, 2/1/2022 (b)		620,000	663,400
7.125%, 7/15/2020		310,000	330,150
Concordia Healthcare Corp., 144A, 7.0%, 4/15/2023		30,000	30,563
Endo Finance LLC, 144A, 5.375%, 1/15/2023		65,000	65,690
Endo Ltd., 144A, 6.0%, 2/1/2025 (b)		50,000	51,500
HCA, Inc.:
6.5%, 2/15/2020		600,000	670,875
7.5%, 2/15/2022		495,000	576,675
Hologic, Inc., 144A, 5.25%, 7/15/2022		30,000	30,975
IMS Health, Inc., 144A, 6.0%, 11/1/2020		40,000	41,400
Mallinckrodt International Finance SA:
4.75%, 4/15/2023		740,000	714,562
144A, 4.875%, 4/15/2020		45,000	46,312
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		60,000	63,675
Tenet Healthcare Corp.:
144A, 3.786%**, 6/15/2020		55,000	56,581
6.25%, 11/1/2018		155,000	169,337
144A, 6.75%, 6/15/2023		115,000	120,175
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		105,000	107,888
144A, 5.875%, 5/15/2023		100,000	103,990
144A, 6.125%, 4/15/2025		285,000	297,825
144A, 7.5%, 7/15/2021		400,000	434,000
			5,236,617
Industrials 2.5%
ADT Corp.:
5.25%, 3/15/2020		105,000	108,675
6.25%, 10/15/2021 (b)		30,000	31,800
Aerojet Rocketdyne Holdings, Inc., 7.125%, 3/15/2021		85,000	90,525
Apex Tool Group LLC, 144A, 7.0%, 2/1/2021		30,000	26,850
Artesyn Embedded Technologies, Inc., 144A, 9.75%, 10/15/2020		50,000	50,000
Belden, Inc., 144A, 5.5%, 9/1/2022		60,000	59,850
Bombardier, Inc.:
144A, 5.5%, 9/15/2018		30,000	28,200
144A, 5.75%, 3/15/2022		225,000	182,812
144A, 7.5%, 3/15/2025		30,000	24,825
D.R. Horton, Inc., 4.0%, 2/15/2020		35,000	35,700
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		25,000	24,000
DP World Ltd., 144A, 6.85%, 7/2/2037		750,000	830,625
Empresas ICA SAB de CV, 144A, 8.875%, 5/29/2024		200,000	126,000
EnerSys, 144A, 5.0%, 4/30/2023		15,000	14,663
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		100,000	101,250
FTI Consulting, Inc., 6.0%, 11/15/2022		35,000	36,925
Gates Global LLC, 144A, 6.0%, 7/15/2022		60,000	53,250
Grupo KUO SAB De CV, 144A, 6.25%, 12/4/2022		700,000	729,750
Masonite International Corp., 144A, 5.625%, 3/15/2023		70,000	72,100
Meritor, Inc., 6.75%, 6/15/2021		35,000	35,963
Navios Maritime Holdings, Inc., 144A, 7.375%, 1/15/2022		400,000	341,000
Noble Group Ltd., 144A, 6.625%, 8/5/2020 (b)		500,000	500,000
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		75,000	76,125
Oshkosh Corp., 5.375%, 3/1/2025		10,000	9,875
Ply Gem Industries, Inc., 6.5%, 2/1/2022		45,000	43,594
SBA Communications Corp., 5.625%, 10/1/2019		35,000	36,663
Titan International, Inc., 6.875%, 10/1/2020 (b)		45,000	39,785
TransDigm, Inc.:
6.0%, 7/15/2022		215,000	214,462
6.5%, 7/15/2024		500,000	502,500
7.5%, 7/15/2021		65,000	69,615
United Rentals North America, Inc.:
4.625%, 7/15/2023		45,000	44,381
6.125%, 6/15/2023		25,000	25,750
7.625%, 4/15/2022		765,000	830,981
USG Corp., 144A, 5.5%, 3/1/2025		5,000	5,013
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		85,000	86,938
XPO Logistics, Inc.:
144A, 6.5%, 6/15/2022		70,000	68,862
144A, 7.875%, 9/1/2019		80,000	85,500
			5,644,807
Information Technology 1.6%
ACI Worldwide, Inc., 144A, 6.375%, 8/15/2020		20,000	21,050
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		280,000	294,000
Audatex North America, Inc., 144A, 6.0%, 6/15/2021		15,000	15,319
Cardtronics, Inc., 5.125%, 8/1/2022		45,000	43,875
CDW LLC, 6.0%, 8/15/2022		115,000	120,175
EarthLink Holdings Corp., 7.375%, 6/1/2020		45,000	46,800
First Data Corp.:
144A, 7.375%, 6/15/2019		199,000	207,577
144A, 8.75%, 1/15/2022		45,000	47,700
Infor U.S., Inc., 144A, 6.5%, 5/15/2022		60,000	61,350
Intel Corp.:
3.7%, 7/29/2025		100,000	100,947
4.9%, 7/29/2045		45,000	46,219
Italics Merger Sub, Inc., 144A, 7.125%, 7/15/2023 (b)		30,000	29,475
KLA-Tencor Corp., 4.65%, 11/1/2024		800,000	791,746
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		85,000	81,812
Open Text Corp., 144A, 5.625%, 1/15/2023		70,000	69,825
Project Homestake Merger Corp., 144A, 8.875%, 3/1/2023		50,000	47,000
Seagate HDD Cayman, 144A, 5.75%, 12/1/2034		720,000	705,219
Tencent Holdings Ltd., 144A, 3.375%, 5/2/2019		1,000,000	1,023,331
			3,753,420
Materials 3.8%
Anglo American Capital PLC:
144A, 4.125%, 4/15/2021		740,000	721,242
144A, 4.125%, 9/27/2022 (b)		610,000	571,133
ArcelorMittal:
5.125%, 6/1/2020		20,000	20,050
6.125%, 6/1/2018		1,000,000	1,058,576
AVINTIV Specialty Materials, Inc., 7.75%, 2/1/2019		92,000	94,300
Ball Corp., 5.25%, 7/1/2025		70,000	70,388
Berry Plastics Corp., 5.5%, 5/15/2022 (b)		275,000	277,750
Cascades, Inc., 144A, 5.5%, 7/15/2022		45,000	43,538
Cemex SAB de CV, 144A, 6.5%, 12/10/2019		400,000	416,380
Chemours Co.:
144A, 6.625%, 5/15/2023 (b)		130,000	114,400
144A, 7.0%, 5/15/2025		25,000	21,930
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		60,000	58,650
Evraz Group SA, 144A, 6.5%, 4/22/2020		200,000	181,368
First Quantum Minerals Ltd.:
144A, 6.75%, 2/15/2020		69,000	53,130
144A, 7.0%, 2/15/2021		75,000	57,188
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		800,000	756,689
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		750,000	646,875
Hexion, Inc.:
6.625%, 4/15/2020		290,000	265,712
8.875%, 2/1/2018		60,000	52,200
Mexichem SAB de CV, 144A, 5.875%, 9/17/2044		1,000,000	933,750
Novelis, Inc., 8.75%, 12/15/2020		655,000	691,025
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		50,000	50,250
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022		80,000	82,800
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		765,000	791,775
Tronox Finance LLC, 144A, 7.5%, 3/15/2022		80,000	65,600
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		30,000	30,300
144A, 5.625%, 10/1/2024		15,000	15,300
Yamana Gold, Inc., 4.95%, 7/15/2024		775,000	699,184
			8,841,483
Telecommunication Services 4.5%
America Movil SAB de CV, 7.125%, 12/9/2024	MXN	5,000,000	305,167
AT&T, Inc.:
2.45%, 6/30/2020		190,000	186,891
3.4%, 5/15/2025		320,000	305,683
Bharti Airtel International Netherlands BV, 144A, 5.125%, 3/11/2023		500,000	533,885
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		15,000	15,317
CommScope, Inc., 144A, 4.375%, 6/15/2020		35,000	35,219
CyrusOne LP:
6.375%, 11/15/2022		15,000	15,525
144A, 6.375%, 11/15/2022		65,000	67,275
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		550,000	504,625
144A, 8.25%, 9/30/2020		200,000	197,500
Frontier Communications Corp.:
6.25%, 9/15/2021		45,000	41,513
6.875%, 1/15/2025		210,000	178,762
7.125%, 1/15/2023		285,000	257,212
8.5%, 4/15/2020		475,000	491,625
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		36,000	39,506
7.625%, 6/15/2021		130,000	143,812
Intelsat Jackson Holdings SA:
5.5%, 8/1/2023		460,000	417,450
7.5%, 4/1/2021		705,000	701,475
Level 3 Financing, Inc.:
5.375%, 8/15/2022		210,000	212,100
144A, 5.375%, 5/1/2025		55,000	53,556
6.125%, 1/15/2021		250,000	262,187
7.0%, 6/1/2020		160,000	168,800
Millicom International Cellular SA, 144A, 6.0%, 3/15/2025		200,000	197,500
MTN Mauritius Investments Ltd., 144A, 4.755%, 11/11/2024		1,000,000	1,011,108
Plantronics, Inc., 144A, 5.5%, 5/31/2023		30,000	30,450
Sprint Communications, Inc.:
6.0%, 11/15/2022 (b)		60,000	52,710
144A, 7.0%, 3/1/2020		500,000	532,500
144A, 9.0%, 11/15/2018		105,000	117,600
Sprint Corp., 7.125%, 6/15/2024		675,000	617,625
T-Mobile U.S.A., Inc.:
6.375%, 3/1/2025		215,000	225,481
6.625%, 11/15/2020		445,000	462,800
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		290,000	280,575
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		283,500	305,471
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		200,000	183,468
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		35,000	37,188
Windstream Services LLC:
6.375%, 8/1/2023		45,000	34,875
7.75%, 10/15/2020 (b)		835,000	764,547
7.75%, 10/1/2021		125,000	105,625
Zayo Group LLC:
144A, 6.0%, 4/1/2023		70,000	70,227
144A, 6.375%, 5/15/2025		70,000	69,213
			10,234,048
Utilities 0.8%
AES Gener SA, 144A, 5.0%, 7/14/2025		200,000	203,638
Calpine Corp.:
5.375%, 1/15/2023 (b)		75,000	73,313
5.75%, 1/15/2025		75,000	73,125
Dynegy, Inc.:
144A, 7.375%, 11/1/2022 (b)		70,000	72,415
144A, 7.625%, 11/1/2024		130,000	134,225
Hrvatska Elektroprivreda, 144A, 6.0%, 11/9/2017		250,000	260,625
Lamar Funding Ltd., 144A, 3.958%, 5/7/2025		250,000	242,188
NGL Energy Partners LP, 5.125%, 7/15/2019		60,000	58,425
NRG Energy, Inc., 6.25%, 5/1/2024		610,000	599,325
Talen Energy Supply LLC, 144A, 4.625%, 7/15/2019 (b)		60,000	58,200
			1,775,479
Total Corporate Bonds (Cost $80,049,105)			76,666,643

Mortgage-Backed Securities Pass-Throughs 15.7%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 1/1/2043 until 7/1/2045 (c)		5,500,000	5,713,800
5.5%, 6/1/2035		3,303,292	3,703,350
Federal National Mortgage Association:
3.5%, 2/1/2043 (c)		8,000,000	8,301,375
4.0%, with various maturities from 9/1/2040 until 5/1/2042 (c)		13,887,921	14,782,438
5.5%, with various maturities from 12/1/2032 until 8/1/2037		3,227,060	3,641,311
6.5%, with various maturities from 9/1/2016 until 6/1/2017		73,605	75,543
Total Mortgage-Backed Securities Pass-Throughs (Cost $35,489,498)			36,217,817

Asset-Backed 2.1%
Automobile Receivables 0.8%
Avis Budget Rental Car Funding AESOP LLC, "C", Series 2015-1A, 144A, 3.96%, 7/20/2021		1,200,000	1,208,653
Skopos Auto Receivables Trust, "A", Series 2015-1A, 144A, 3.1%, 12/15/2023		698,905	698,905
			1,907,558
Miscellaneous 1.3%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.924%**, 1/17/2024		500,000	500,348
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		752,136	739,789
JPMorgan Mortgage Acquisition Trust, "A3", Series 2007-CH5, 0.297%**, 5/25/2037		1,205,970	1,181,970
Voya CLO Ltd., "C", Series 2015-1A, 144A, 3.675%, 4/18/2027		500,000	469,633
			2,891,740
Total Asset-Backed (Cost $4,800,232)			4,799,298

Commercial Mortgage-Backed Securities 5.0%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 5.843%**, 7/10/2044		175,000	178,975
CGBAM Commercial Mortgage Trust, "A", Series 2015-SMRT, 144A, 2.808%, 4/10/2028		1,000,000	1,014,793
Commercial Mortgage Trust, "A3", Series 2013-CR12, 3.765%, 10/10/2046		200,000	211,459
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.187%**, 3/15/2018		325,000	324,187
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.55%**, 12/25/2024		7,992,816	347,264
JPMBB Commercial Mortgage Securities Trust, "A3", Series 2014-C19, 3.669%, 4/15/2047		150,000	156,814
JPMorgan Chase Commercial Mortgage Securities Corp., "A4", Series 2007-C1, 5.716%, 2/15/2051		1,361,177	1,444,017
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%**, 7/15/2040		2,265,841	2,372,113
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.835%**, 6/12/2050		726,394	728,284
Wells Fargo Commercial Mortgage Trust, "A4", Series 2015-C27, 3.19%, 2/15/2048		1,110,000	1,106,651
WFRBS Commercial Mortgage Trust:
"A5", Series 2013-C14, 3.337%, 6/15/2046		2,000,000	2,055,150
"A5", Series 2014-C23, 3.917%, 10/15/2057		1,500,000	1,586,278
Total Commercial Mortgage-Backed Securities (Cost $11,629,447)			11,525,985

Collateralized Mortgage Obligations 13.3%
Credit Suisse First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		299,622	204,417
Fannie Mae Connecticut Avenue Securities, "1M2", Series 2015-C01, 4.487%**, 2/25/2025		2,000,000	1,978,198
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		803,835	524,357
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		1,856,035	194,126
"ZG", Series 4213, 3.5%, 6/15/2043		961,642	953,306
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		2,060,115	367,711
"UA", Series 4298, 4.0%, 2/15/2054		967,182	976,545
"ZP", Series 4490, 4.0%, 7/15/2045		2,000,000	1,999,698
"DZ", Series 4253, 4.75%, 9/15/2043		2,155,389	2,364,542
"MS", Series 3055, Interest Only, 6.413%***, 10/15/2035		2,203,983	437,569
"SP", Series 4047, Interest Only, 6.463%***, 12/15/2037		1,472,052	242,024
"SG", Series 3859, Interest Only, 6.513%***, 11/15/2039		2,705,468	258,377
"JS", Series 3572, Interest Only, 6.613%***, 9/15/2039		1,056,406	173,720
Federal National Mortgage Association:
"HZ", Series 2013-31, 3.0%, 2/25/2043		722,588	716,916
"KM", Series 2012-146, 3.0%, 1/25/2043		1,775,000	1,605,578
"4", Series 406, Interest Only, 4.0%, 9/25/2040		1,054,952	222,963
"KZ", Series 2010-134, 4.5%, 12/25/2040		820,958	855,129
"SI", Series 2007-23, Interest Only, 6.58%***, 3/25/2037		439,500	101,506
"YI", Series 2008-36, Interest Only, 7.01%***, 7/25/2036		3,159,575	656,576
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M3", Series 2014-DN2, 3.787%**, 4/25/2024		2,000,000	1,921,306
"M3", Series 2014-DN4, 4.737%**, 10/25/2024		960,000	978,497
Government National Mortgage Association:
"AO", Series 2013-10, Principal Only, Zero Coupon, 1/20/2043		1,651,014	1,381,835
"BL", Series 2013-19, 2.5%, 2/20/2043		1,120,820	1,023,796
"HX", Series 2012-91, 3.0%, 9/20/2040		2,258,257	2,318,247
"DI", Series 2014-102, Interest Only, 3.5%, 7/16/2029		8,088,511	909,990
"HZ", Series 2012-56, 3.5%, 6/20/2040		971,008	979,307
"GC", Series 2010-101, 4.0%, 8/20/2040		1,000,000	1,084,172
"ME", Series 2014-4, 4.0%, 1/16/2044		1,000,000	1,078,610
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		1,108,460	178,223
"AI", Series 2011-94, Interest Only, 4.5%, 1/20/2039		2,495,723	170,394
"BP", Series 2011-35, 4.5%, 3/16/2041		771,202	859,123
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		1,960,837	113,059
"EI", Series 2011-162, Interest Only, 4.5%, 5/20/2040		1,810,282	148,350
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		888,476	156,684
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		1,147,912	232,686
"IM", Series 2010-87, Interest Only, 4.75%, 3/20/2036		188,171	928
"PZ", Series 2010-106, 4.75%, 8/20/2040		1,036,052	1,075,770
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		413,118	78,833
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,362,832	254,814
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		342,312	58,953
"AI", Series 2007-38, Interest Only, 6.273%***, 6/16/2037		356,578	58,465
"SB", Series 2014-81, 15.654%**, 6/20/2044		477,087	628,238
Total Collateralized Mortgage Obligations (Cost $30,892,511)			30,523,538

Government & Agency Obligations 26.1%
Other Government Related (d) 0.2%
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		200,000	193,336
Vnesheconombank, 144A, 6.902%, 7/9/2020		250,000	244,700
			438,036
Sovereign Bonds 9.0%
Dominican Republic:
144A, 5.5%, 1/27/2025		300,000	301,500
144A, 6.85%, 1/27/2045		100,000	101,500
Government of Indonesia, 8.375%, 9/15/2026	IDR	2,680,000,000	195,639
Government of Malaysia, 144A, 3.043%, 4/22/2025 (b)		1,000,000	985,178
KazAgro National Management Holding JSC, 144A, 4.625%, 5/24/2023		250,000	219,063
Kingdom of Portugal, REG S, 144A, 4.1%, 2/15/2045	EUR	3,200,000	4,002,788
Kingdom of Spain-Inflation Linked Bond, REG S, 144A, 1.0%, 11/30/2030	EUR	2,617,543	2,808,111
Perusahaan Penerbit SBSN, 144A, 4.325%, 5/28/2025		200,000	196,250
Republic of El Salvador:
144A, 6.375%, 1/18/2027		100,000	95,300
144A, 7.65%, 6/15/2035		200,000	199,750
Republic of Hungary:
4.0%, 3/25/2019		200,000	208,000
Series 19/A, 6.5%, 6/24/2019	HUF	23,200,000	94,720
Republic of Ireland, REG S, 2.0%, 2/18/2045	EUR	3,440,000	3,665,020
Republic of Kazakhstan, 144A, 5.125%, 7/21/2025		200,000	197,924
Republic of New Zealand, Series 0427, REG S, 4.5%, 4/15/2027	NZD	5,300,000	3,877,855
Republic of Poland, Series 0725, 3.25%, 7/25/2025	PLN	1,400,000	381,278
Republic of Singapore, 2.75%, 4/1/2042	SGD	683,000	476,006
Republic of Slovenia:
144A, 4.75%, 5/10/2018		200,000	214,000
144A, 5.5%, 10/26/2022		200,000	224,500
Republic of South Africa:
Series R204, 8.0%, 12/21/2018	ZAR	3,300,000	263,943
Series R186, 10.5%, 12/21/2026	ZAR	8,000,000	736,302
Republic of Sri Lanka, 144A, 5.125%, 4/11/2019		200,000	199,750
Republic of Turkey:
5.625%, 3/30/2021		250,000	267,970
8.5%, 7/10/2019	TRY	990,000	344,933
Republic of Uruguay, 5.1%, 6/18/2050		40,000	38,400
Republic of Zambia, 144A, 8.97%, 7/30/2027		200,000	192,000
United Mexican States, 4.6%, 1/23/2046		200,000	188,500
			20,676,180
U.S. Government Sponsored Agency 1.2%
Federal National Mortgage Association, 3.0%, 11/15/2027		2,750,000	2,714,789
U.S. Treasury Obligations 15.7%
U.S. Treasury Bills:
0.06%****, 8/13/2015 (e)		1,880,000	1,879,985
0.07%****, 12/3/2015 (e)		450,000	449,882
U.S. Treasury Bonds:
2.5%, 2/15/2045		232,000	211,519
3.0%, 5/15/2045		1,000,000	1,013,906
3.125%, 8/15/2044		491,000	509,144
U.S. Treasury Notes:
1.0%, 8/31/2016 (f) (g)		16,683,000	16,793,794
1.0%, 9/30/2016		3,000,000	3,020,157
1.25%, 1/31/2020		65,000	64,411
1.625%, 7/31/2019		498,000	503,602
1.625%, 12/31/2019		798,000	804,421
2.25%, 11/15/2024		3,647,000	3,664,951
2.5%, 5/15/2024		7,047,000	7,242,441
			36,158,213
Total Government & Agency Obligations (Cost $60,599,047)			59,987,218

Municipal Bonds and Notes 7.8%
Arizona, State Transportation Board, Highway Revenue, 5.0%, 7/1/2033		3,000,000	3,476,460
Atlanta, GA, Water & Wastewater Revenue, 5.0%, 11/1/2034		3,000,000	3,432,840
California, State General Obligation:
5.0%, 3/1/2032		2,140,000	2,490,254
5.0%, 3/1/2033		860,000	996,103
Honolulu City & County, HI, General Obligation, Series A, 5.0%, 10/1/2035		365,000	426,105
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		1,735,789	1,785,085
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Series A-1, 5.0%, 8/1/2032		500,000	577,725
New York, NY, General Obligation, Series C, 5.0%, 8/1/2033		290,000	333,497
Oklahoma, University Revenues, Health Science Center, Series B, 6.634%, 7/1/2024		2,365,000	2,858,292
Port Authority of New York & New Jersey, One Hundred Fiftieth Series:
4.5%, 9/15/2015		885,000	889,425
4.875%, 9/15/2017		315,000	338,367
Ventura County, CA, Community College District, 5.0%, 8/1/2030		330,000	390,726
Total Municipal Bonds and Notes (Cost $17,500,324)			17,994,879

	Shares	Value ($)

Preferred Stock 0.0%
Consumer Discretionary
Ally Financial, Inc., Series G, 144A, 7.0% (Cost $14,531)	15	15,306

Securities Lending Collateral 3.8%
Daily Assets Fund Institutional, 0.18% (h) (i) (Cost $8,701,343)	8,701,343	8,701,343

Cash Equivalents 4.5%
Central Cash Management Fund, 0.10% (h)	5,321,161	5,321,161
Deutsche Variable NAV Money Fund, 0.27% (h)	502,287	5,023,375
Total Cash Equivalents (Cost $10,344,536)		10,344,536

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $260,020,574)†	111.7	256,776,563
Other Assets and Liabilities, Net	(11.7)	(26,986,469)
Net Assets	100.0	229,790,094

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Afren PLC*	10.25%	4/8/2019	USD	1,081,000	1,250,997	27,025

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of July 31, 2015.

*** These securities are shown at their current rate as of July 31, 2015.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $260,729,496. At July 31, 2015, net unrealized depreciation for all securities based on tax cost was $3,952,933. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,344,862 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,297,795.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at July 31, 2015 amounted to $8,383,701, which is 3.6% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At July 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At July 31, 2015, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(g) At July 31, 2015, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At July 31, 2015, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	AUD	9/15/2015	58	5,417,785	134,144
10 Year U.S. Treasury Note	USD	9/21/2015	9	1,146,938	3,920
Total unrealized appreciation					138,064

At July 31, 2015, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Euro-OAT French Government Bond	EUR	9/8/2015	54	8,878,038	(192,396)
Federal Republic of Germany Euro-Bund	EUR	9/8/2015	34	5,765,376	(156,879)
Ultra Long U.S. Treasury Bond	USD	9/21/2015	71	11,326,719	(286,640)
Total unrealized depreciation					(635,915)

At July 31, 2015, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 4.48% – Pay Floating — 3-Month LIBOR	5/9/2016 5/11/2026	5,900,000	1	5/5/2016	66,228	(1,192)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000	1	3/15/2016	42,627	(30)
Receive Fixed — 5.132% – Pay Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000	2	3/15/2016	69,620	(30)
Total Call Options					178,475	(1,252)
Put Options Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000	1	3/15/2016	42,628	(3,223)
Pay Fixed — 1.132% – Receive Floating — 3-Month LIBOR	3/17/2016 3/17/2026	5,900,000	2	3/15/2016	15,045	(3,222)
Pay Fixed — 2.22% – Receive Floating — 3-Month LIBOR	7/11/2016 7/13/2046	6,900,000	3	7/11/2016	129,720	(143,227)
Pay Fixed — 2.48% – Receive Floating — 3-Month LIBOR	5/9/2016 5/11/2026	5,900,000	1	5/5/2016	66,227	(146,503)
Pay Fixed — 2.615% – Receive Floating — 3-Month LIBOR	12/4/2015 12/4/2045	4,800,000	3	12/2/2015	104,160	(113,168)
Pay Fixed — 2.64% – Receive Floating — 3-Month LIBOR	8/10/2015 8/10/2045	5,300,000	1	8/6/2015	49,555	(9,019)
Pay Fixed — 2.675% – Receive Floating — 3-Month LIBOR	11/12/2015 11/12/2045	4,800,000	3	11/9/2015	96,240	(126,614)
Pay Fixed — 2.88% – Receive Floating — LIBOR	9/30/2015 9/30/2045	4,800,000	4	9/28/2015	100,430	(202,428)
Total Put Options					604,005	(747,404)
Total					782,480	(748,656)

(j) Unrealized appreciation on written options on interest rate swap contracts at July 31, 2015 was $33,824.

At July 31, 2015, open credit default swap contracts sold were as follows:
Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (l)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
3/20/2015 6/20/2020	70,000	5	5.0%	CCO Holdings LLC, 7.375%, 6/1/2020, BB–	6,659	6,576	83
12/22/2014 3/20/2020	120,000	6	5.0%	General Motors Corp., 6.25%, 10/2/2043, BBB–	19,673	17,709	1,964
Total unrealized appreciation							2,047

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At July 31, 2015, open interest rate swap contracts were as follows:
Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
2/3/2015 2/3/2045	5,300,000	Fixed — 3.035%	Floating — 3-Month LIBOR	(409,613)	(344,158)
1/28/2015 1/28/2045	5,900,000	Fixed — 3.088%	Floating — 3-Month LIBOR	(442,772)	(442,773)
12/16/2015 9/18/2017	3,900,000	Fixed — 1.557%	Floating — 3-Month LIBOR	(32,424)	(36,173)
12/16/2015 9/16/2025	19,300,000	Fixed — 2.64%	Floating — 3-Month LIBOR	(438,067)	(324,004)
9/16/2015 9/16/2045	5,300,000	Fixed — 3.0%	Floating — 3-Month LIBOR	(281,151)	(153,760)
9/16/2015 9/16/2045	4,200,000	Floating — 3-Month LIBOR	Fixed — 3.0%	(222,799)	(61,149)
9/16/2015 9/16/2020	17,800,000	Floating — 3-Month LIBOR	Fixed — 1.5%	(209,207)	61,691
12/16/2015 9/16/2020	20,000,000	Floating — 3-Month LIBOR	Fixed — 2.214%	364,234	373,802
12/16/2015 9/17/2035	15,800,000	Floating — 3-Month LIBOR	Fixed — 2.938%	569,931	217,603
12/16/2015 9/18/2045	15,800,000	Floating — 3-Month LIBOR	Fixed — 2.998%	727,923	188,458
9/16/2015 9/16/2045	11,541,000	Floating — 3-Month LIBOR	Fixed — 3.0%	641,761	—
Total net unrealized depreciation					(520,463)

Counterparties:

1 Nomura International PLC

2 BNP Paribas

3 Citigroup, Inc.

4 Morgan Stanley

5 Barclays Bank PLC

6 Credit Suisse

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at July 31, 2015 is 0.31%.

As of July 31, 2015, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
AUD	4,700,000	USD	3,487,635	8/10/2015	54,144	National Australia Bank Ltd.
CAD	6,000,000	USD	4,704,128	8/10/2015	116,783	Societe Generale
NZD	3,500,000	USD	2,323,976	8/10/2015	15,559	UBS AG
PLN	1,590,000	USD	424,658	8/10/2015	3,213	Citigroup, Inc.
USD	2,333,591	JPY	290,000,000	8/10/2015	6,557	Morgan Stanley
NZD	3,500,000	USD	2,334,028	8/10/2015	25,611	Macquarie Bank Ltd.
MXN	18,800,000	USD	1,215,397	8/14/2015	49,442	BNP Paribas
MXN	5,085,800	USD	325,765	8/14/2015	10,349	JPMorgan Chase Securities, Inc.
ZAR	43,040,000	USD	3,419,581	8/14/2015	23,269	BNP Paribas
USD	1,152,134	ILS	4,400,000	8/14/2015	14,080	Nomura International PLC
COP	4,447,500,000	USD	1,743,118	8/18/2015	199,942	BNP Paribas
TWD	36,500,000	USD	1,175,523	9/9/2015	19,096	Nomura International PLC
IDR	2,700,000,000	USD	198,968	9/23/2015	1,311	Australia & New Zealand Banking Group Ltd.
NZD	5,739,000	USD	3,827,792	10/16/2015	62,688	UBS AG
SGD	2,401,000	USD	1,774,925	10/16/2015	28,636	Citigroup, Inc.
EUR	5,072,600	USD	5,607,222	10/16/2015	30,055	Societe Generale
Total unrealized appreciation					660,735

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,154,563	JPY	140,000,000	8/10/2015	(24,837)	BNP Paribas
USD	2,356,823	CAD	3,000,000	8/10/2015	(63,150)	Macquarie Bank Ltd.
USD	1,769,676	SEK	15,000,000	8/10/2015	(30,613)	Morgan Stanley
USD	2,341,623	NZD	3,500,000	8/10/2015	(33,206)	National Australia Bank Ltd.
USD	1,769,682	SEK	15,000,000	8/10/2015	(30,619)	BNP Paribas
USD	1,174,998	SEK	10,000,000	8/10/2015	(15,623)	Commonwealth Bank of Australia
USD	912,196	TRY	2,475,000	8/14/2015	(21,895)	Nomura International PLC
USD	2,733,786	ZAR	33,600,000	8/14/2015	(82,390)	BNP Paribas
USD	1,201,643	MXN	18,800,000	8/14/2015	(35,688)	BNP Paribas
TRY	2,475,000	USD	880,814	8/14/2015	(9,487)	Nomura International PLC
ILS	4,400,000	USD	1,148,256	8/14/2015	(17,958)	Nomura International PLC
USD	1,655,523	COP	4,447,500,000	8/18/2015	(112,347)	BNP Paribas
EUR	1,771,000	USD	1,929,680	10/16/2015	(17,480)	Citigroup, Inc.
Total unrealized depreciation					(495,293)

Currency Abbreviations
AUD Australian Dollar
CAD Canadian Dollar
COP Colombian Peso
EUR Euro
HUF Hungarian Forint
IDR Indonesian Rupiah
ILS Israeli Shekel
JPY Japanese Yen
MXN Mexican Peso
NZD New Zealand Dollar
PLN Polish Zloty
SEK Swedish Krona
SGD Singapore Dollar
TRY Turkish Lira
TWD Taiwan Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of July 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$76,666,643	$—	$76,666,643
Mortgage-Backed Securities Pass-Throughs	—	36,217,817	—	36,217,817
Asset-Backed	—	4,799,298	—	4,799,298
Commercial Mortgage-Backed Securities	—	11,525,985	—	11,525,985
Collateralized Mortgage Obligations	—	30,523,538	—	30,523,538
Government & Agency Obligations	—	59,987,218	—	59,987,218
Municipal Bonds and Notes	—	17,994,879	—	17,994,879
Preferred Stock	—	15,306	—	15,306
Short-Term Investments (m)	19,045,879	—	—	19,045,879
Derivatives (n)
Futures Contracts	138,064	—	—	138,064
Credit Default Swap Contracts	—	2,047	—	2,047
Interest Rate Swap Contracts	—	841,554	—	841,554
Forward Foreign Currency Exchange Contracts	—	660,735	—	660,735
Total	$19,183,943	$239,235,020	$—	$258,418,963
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Futures Contracts	$(635,915)	$—	$—	$(635,915)
Written Options	—	(748,656)	—	(748,656)
Interest Rate Swap Contracts	—	(1,362,017)	—	(1,362,017)
Forward Foreign Currency Exchange Contracts	—	(495,293)	—	(495,293)
Total	$(635,915)	$(2,605,966)	$—	$(3,241,881)

During the period ended July 31, 2015, the amount of transfers between Level 3 and Level 2 was $1,199,599. The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. Transfers between price levels are recognized at the beginning of the reporting period.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of July 31, 2015 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $240,974,695) — including $8,383,701 of securities loaned	$237,730,684
Investment in Daily Assets Fund Institutional (cost $8,701,343)*	8,701,343
Investment in affiliated Deutsche Funds (cost $10,344,536)	10,344,536
Total investments in securities, at value (cost $260,020,574)	256,776,563
Cash	21,544
Foreign currency, at value (cost $342,613)	339,358
Receivable for investments sold	2,667,022
Receivable for investments sold — when-issued securities	17,730,661
Receivable for Fund shares sold	3,041
Dividends receivable	288
Interest receivable	2,159,352
Receivable for variation margin on centrally cleared swaps	1,415,393
Unrealized appreciation on bilateral swap contracts	2,047
Unrealized appreciation on forward foreign currency exchange contracts	660,735
Upfront payments paid on bilateral swap contracts	24,285
Foreign taxes recoverable	23,751
Other assets	32,444
Total assets	281,856,484
Liabilities
Payable upon return of securities loaned	8,701,343
Payable for investments purchased	281,539
Payable for investments purchased — when-issued securities	40,131,308
Payable for Fund shares redeemed	175,588
Options written, at value (premiums received $782,480)	748,656
Payable for variation margin on futures contracts	107,687
Payable for pending swap contracts	1,173,531
Unrealized depreciation on forward foreign currency exchange contracts	495,293
Accrued management fee	50,933
Accrued Trustees' fees	2,939
Other accrued expenses and payables	197,573
Total liabilities	52,066,390
Net assets, at value	$229,790,094

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2015 (Unaudited) (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(1,178,304)
Net unrealized appreciation (depreciation) on: Investments	(3,244,011)
Swap contracts	(518,416)
Futures	(497,851)
Foreign currency	158,885
Written options	33,824
Accumulated net realized gain (loss)	(113,223,920)
Paid-in capital	348,259,887
Net assets, at value	$229,790,094
Net Asset Value
Class A Net Asset Value and redemption price per share ($60,356,557 ÷ 5,634,516 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.71
Maximum offering price per share (100 ÷ 95.50 of $10.71)	$11.21
Class B Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($28,024 ÷ 2,611 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.73
Class C Net Asset Value offering and redemption price (subject to contingent deferred sales charges) per share ($3,096,807 ÷ 288,961 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.72
Class S Net Asset Value offering and redemption price per share ($140,678,576 ÷ 13,133,109 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.71
Institutional Class Net Asset Value offering and redemption price per share ($25,630,130 ÷ 2,402,638 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended July 31, 2015 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $1,564)	$4,559,488
Dividends	682
Income distributions from affiliated Funds	9,989
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	16,247
Total income	4,586,406
Expenses: Management fee	553,448
Administration fee	119,021
Services to shareholders	164,982
Distribution and service fees	88,616
Custodian fee	25,939
Professional fees	55,475
Reports to shareholders	28,604
Registration fees	33,743
Trustees' fees and expenses	5,792
Other	10,661
Total expenses before expense reductions	1,086,281
Expense reductions	(242,066)
Total expenses after expense reductions	844,215
Net investment income	3,742,191
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,350,116)
Swap contracts	(1,815,560)
Futures	(1,110,634)
Written options	122,165
Foreign currency	2,065,162
(2,088,983)
Change in net unrealized appreciation (depreciation) on: Investments	(2,803,559)
Swap contracts	(1,473,067)
Futures	(1,458,703)
Written options	3,839,318
Foreign currency	(994,923)
(2,890,934)
Net gain (loss)	(4,979,917)
Net increase (decrease) in net assets resulting from operations	$(1,237,726)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended July 31, 2015 (Unaudited)	Year Ended January 31, 2015
Operations: Net investment income	$3,742,191	$8,174,656
Operations: Net investment income	$3,742,191	$8,174,656
Net realized gain (loss)	(2,088,983)	(1,654,674)
Change in net unrealized appreciation (depreciation)	(2,890,934)	4,759,686
Net increase (decrease) in net assets resulting from operations	(1,237,726)	11,279,668
Distributions to shareholders from: Net investment income: Class A	(911,126)	(1,935,401)
Class B	(700)	(2,645)
Class C	(35,474)	(74,027)
Class S	(2,308,646)	(4,948,976)
Institutional Class	(463,605)	(643,772)
Total distributions	(3,719,551)	(7,604,821)
Fund share transactions: Proceeds from shares sold	3,355,605	40,132,015
Reinvestment of distributions	3,220,499	6,532,086
Payments for shares redeemed	(18,281,105)	(43,878,251)
Net increase (decrease) in net assets from Fund share transactions	(11,705,001)	2,785,850
Increase (decrease) in net assets	(16,662,278)	6,460,697
Net assets at beginning of period	246,452,372	239,991,675
Net assets at end of period (including accumulated distributions in excess of net investment income of $1,178,304 and $1,200,944, respectively)	$229,790,094	$246,452,372

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended January 31,
Class A	Six Months Ended 7/31/15 (Unaudited)		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$10.93		$10.76	$11.19	$10.87	$10.50	$10.27
Income (loss) from investment operations: Net investment incomea	.16		.35	.29	.28	.35	.32
Net realized and unrealized gain (loss)	(.22)		.14	(.43)	.36	.36	.25
Total from investment operations	(.06)		.49	(.14)	.64	.71	.57
Less distributions from: Net investment income	(.16)		(.32)	(.29)	(.32)	(.34)	(.34)
Net asset value, end of period	$10.71		$10.93	$10.76	$11.19	$10.87	$10.50
Total Return (%)b,c	(.66	)**	4.67	(1.27)	6.00	6.91	5.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60		64	69	84	89	100
Ratio of expenses before expense reductions (%)	1.09	*	1.08	1.06	1.04	1.05	1.03
Ratio of expenses after expense reductions (%)	.88	*	.89	.86	.92	.98	.95
Ratio of net investment income (%)	2.97	*	3.16	2.68	2.52	3.22	3.06
Portfolio turnover rate (%)	149	**	317	343	354	379	392
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class B	Six Months Ended 7/31/15 (Unaudited)		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$10.95		$10.77	$11.20	$10.88	$10.51	$10.28
Income (loss) from investment operations: Net investment incomea	.12		.28	.20	.20	.27	.24
Net realized and unrealized gain (loss)	(.22)		.14	(.43)	.36	.36	.25
Total from investment operations	(.10)		.42	(.23)	.56	.63	.49
Less distributions from: Net investment income	(.12)		(.24)	(.20)	(.24)	(.26)	(.26)
Net asset value, end of period	$10.73		$10.95	$10.77	$11.20	$10.88	$10.51
Total Return (%)b,c	(.93	)**	3.88	(2.01)	5.20	6.11	4.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.03		.09	.19	.47	1	1
Ratio of expenses before expense reductions (%)	2.34	*	2.14	2.04	1.96	1.95	1.84
Ratio of expenses after expense reductions (%)	1.63	*	1.64	1.61	1.68	1.73	1.70
Ratio of net investment income (%)	2.27	*	2.54	1.86	1.78	2.54	2.31
Portfolio turnover rate (%)	149	**	317	343	354	379	392
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class C	Six Months Ended 7/31/15 (Unaudited)		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$10.94		$10.77	$11.19	$10.87	$10.50	$10.27
Income (loss) from investment operations: Net investment incomea	.12		.26	.21	.20	.27	.24
Net realized and unrealized gain (loss)	(.22)		.15	(.43)	.36	.36	.25
Total from investment operations	(.10)		.41	(.22)	.56	.63	.49
Less distributions from: Net investment income	(.12)		(.24)	(.20)	(.24)	(.26)	(.26)
Net asset value, end of period	$10.72		$10.94	$10.77	$11.19	$10.87	$10.50
Total Return (%)b,c	(.93	)**	3.79	(1.92)	5.20	6.11	4.85
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		3	4	5	6	6
Ratio of expenses before expense reductions (%)	1.88	*	1.88	1.87	1.85	1.85	1.83
Ratio of expenses after expense reductions (%)	1.63	*	1.64	1.61	1.68	1.73	1.70
Ratio of net investment income (%)	2.23	*	2.40	1.92	1.78	2.48	2.31
Portfolio turnover rate (%)	149	**	317	343	354	379	392
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

			Years Ended January 31,
Class S	Six Months Ended 7/31/15 (Unaudited)		2015	2014	2013	2012	2011
Selected Per Share Data
Net asset value, beginning of period	$10.93		$10.76	$11.19	$10.86	$10.49	$10.27
Income (loss) from investment operations: Net investment incomea	.17		.37	.32	.31	.37	.34
Net realized and unrealized gain (loss)	(.22)		.15	(.44)	.37	.36	.24
Total from investment operations	(.05)		.52	(.12)	.68	.73	.58
Less distributions from: Net investment income	(.17)		(.35)	(.31)	(.35)	(.36)	(.36)
Net asset value, end of period	$10.71		$10.93	$10.76	$11.19	$10.86	$10.49
Total Return (%)b	(.53	)**	4.93	(1.02)	6.35	7.10	5.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	141		149	160	199	210	228
Ratio of expenses before expense reductions (%)	.85	*	.84	.83	.81	.79	.81
Ratio of expenses after expense reductions (%)	.63	*	.64	.61	.67	.75	.79
Ratio of net investment income (%)	3.22	*	3.41	2.93	2.77	3.45	3.22
Portfolio turnover rate (%)	149	**	317	343	354	379	392
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

			Years Ended January 31,
Institutional Class	Six Months Ended 7/31/15 (Unaudited)		2015		2014		2013		2012	2011
Selected Per Share Data
Net asset value, beginning of period	$10.89		$10.72		$11.15		$10.83		$10.46	$10.23
Income (loss) from investment operations: Net investment incomea	.17		.34		.32		.30		.37	.35
Net realized and unrealized gain (loss)	(.22)		.17		(.44)		.37		.37	.25
Total from investment operations	(.05)		.51		(.12)		.67		.74	.60
Less distributions from: Net investment income	(.17)		(.34)		(.31)		(.35)		(.37)	(.37)
Net asset value, end of period	$10.67		$10.89		$10.72		$11.15		$10.83	$10.46
Total Return (%)	(.44	)b**	4.84	b	(1.03	)b	6.30	b	7.23	5.95
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	26		30		7		11		12	10
Ratio of expenses before expense reductions (%)	.74	*	.74		.74		.71		.70	.66
Ratio of expenses after expense reductions (%)	.63	*	.63		.61		.67		.70	.66
Ratio of net investment income (%)	3.22	*	3.17		2.91		2.76		3.45	3.35
Portfolio turnover rate (%)	149	**	317		343		354		379	392
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

Deutsche Core Plus Income Fund (the "Fund") is a diversified series of Deutsche Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are generally categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. During the period ended July 31, 2015, the Fund invested the cash collateral in Daily Assets Fund Institutional, an affiliated money market fund managed by Deutsche Investment Management Americas Inc. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of July 31, 2015, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At January 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $106,339,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2018, the expiration date, whichever occurs first.

In addition, from November 1, 2014 through January 31, 2015, the Fund elects to defer qualified late year losses of approximately $2,976,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending January 31, 2016.

The Fund has reviewed the tax positions for the open tax years as of January 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the six months ended July 31, 2015, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of July 31, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2015, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $170,000 to $190,000.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the six months ended July 31, 2015, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of July 31, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2015, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $91,800,000 to $124,841,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the six months ended July 31, 2015, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

There were no open purchased option contracts as of July 31, 2015. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the six months ended July 31, 2015, the investment in written options contracts had a total value generally indicative of a range from approximately $749,000 to $4,571,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended July 31, 2015, the Fund invested in interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of July 31, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2015, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $6,565,000 to $33,492,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $14,493,000 to $31,469,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended July 31, 2015, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of July 31, 2015 is included in a table following the Fund's Investment Portfolio. For the six months ended July 31, 2015, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $34,951,000 to $70,243,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $20,556,000 to $46,762,000. For the six months ended July 31, 2015, the investment in forward currency contracts long vs. other foreign currencies sold had a total value generally indicative of a range from approximately $0 to $52,352,000.

The following tables summarize the value of the Fund's derivative instruments held as of July 31, 2015 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$—	$841,554	$138,064	$979,618
Credit Contracts (b)	—	2,047	—	2,047
Foreign Exchange Contracts (c)	660,735	—	—	660,735
	$660,735	$843,601	$138,064	$1,642,400
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on bilateral swap contracts
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(748,656)	$—	$(1,362,017)	$(635,915)	$(2,746,588)
Foreign Exchange Contracts (c)	—	(495,293)	—	—	(495,293)
	$(748,656)	$(495,293)	$(1,362,017)	$(635,915)	$(3,241,881)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Written options, at value
(b) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended July 31, 2015 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$1,971,395	$—	$—	$1,971,395
Credit Contracts (b)	—	—	2,002	—	2,002
Interest Rate Contracts (b)	122,165	—	(1,817,562)	(1,110,634)	(2,806,031)
	$122,165	$1,971,395	$(1,815,560)	$(1,110,634)	$(832,634)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Net realized gain (loss) from written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$—	$(1,009,774)	$—	$—	$(1,009,774)
Credit Contracts (b)	—	—	(842)	—	(842)
Interest Rate Contracts (b)	3,839,318	—	(1,472,225)	(1,458,703)	908,390
	$3,839,318	$(1,009,774)	$(1,473,067)	$(1,458,703)	$(102,226)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) of foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
(b) Change in net unrealized appreciation (depreciation) on written options, swap contracts and futures, respectively

As of July 31, 2015, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$1,311	$—	$—	$—	$1,311
Barclays Bank PLC	83	—	—	—	83
BNP Paribas	272,653	(272,653)	—	—	—
Citigroup, Inc.	31,849	(31,849)	—	—	—
Credit Suisse	1,964	—	—	—	1,964
JPMorgan Chase Securities, Inc.	10,349	—	—	—	10,349
Macquarie Bank Ltd.	25,611	(25,611)	—	—	—
Morgan Stanley	6,557	(6,557)	—	—	—
National Australia Bank Ltd.	54,144	(33,206)	—	—	20,938
Nomura International PLC	33,176	(33,176)	—	—	—
Societe Generale	146,838	—	—	—	146,838
UBS AG	78,247	—	—	—	78,247
	$662,782	$(403,052)	$—	$—	$259,730
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
BNP Paribas	$289,133	$(272,653)	$—	$—	$16,480
Citigroup, Inc.	400,489	(31,849)	(128,850)	—	239,790
Commonwealth Bank of Australia	15,623	—	—	—	15,623
Macquarie Bank Ltd.	63,150	(25,611)	—	—	37,539
Morgan Stanley	233,041	(6,557)	—	—	226,484
National Australia Bank Ltd.	33,206	(33,206)	—	—	—
Nomura International PLC	209,307	(33,176)	(75,498)	—	100,633
	$1,243,949	$(403,052)	$(204,348)	$—	$636,549

(a) The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the six months ended July 31, 2015, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $380,716,291 and $373,139,003, respectively. Purchases and sales of U.S. Treasury obligations aggregated $6,679,916 and $7,411,256, respectively.

For the six months ended July 31, 2015, transactions for written options on interest rate swap contracts were as follows:
	Contract Amount	Premiums
Outstanding, beginning of period	65,700,000	$765,120
Options written	6,900,000	129,720
Options exercised	(5,300,000)	(55,650)
Options expired	(5,300,000)	(56,710)
Outstanding, end of period	62,000,000	$782,480

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank, AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.465%
Next $750 million of such net assets	.435%
Next $1.5 billion of such net assets	.415%
Next $2.5 billion of such net assets	.395%
Next $2.5 billion of such net assets	.365%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%

Accordingly, for the six months ended July 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.465% of the Fund's average daily net assets.

For the period from February 1, 2015 through April 30, 2016, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.63%
Institutional Class	.63%

For the six months ended July 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$65,630
Class B	237
Class C	4,089
Class S	156,855
Institutional Class	15,255
$242,066

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended July 31, 2015, the Administration Fee was $119,021, of which $19,763 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended July 31, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at July 31, 2015
Class A	$28,359	$7,852
Class B	179	79
Class C	1,569	291
Class S	76,694	27,066
Institutional Class	2,112	759
	$108,913	$36,047

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended July 31, 2015, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at July 31, 2015
Class B	$250	$24
Class C	12,079	1,979
	$12,329	$2,003

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended July 31, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at July 31, 2015	Annualized Rate
Class A	$72,362	$26,567	.23%
Class B	80	46	.24%
Class C	3,845	1,378	.24%
	$76,287	$27,991

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended July 31, 2015 aggregated $1,018.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended July 31, 2015, the CDSC for Class B aggregated $23. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended July 31, 2015, DDI received $20 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended July 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $12,612, of which $11,208 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the six months ended July 31, 2015, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,413.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at July 31, 2015.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended July 31, 2015		Year Ended January 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	91,165	$988,719	311,378	$3,416,829
Class B	21	231	55	597
Class C	3,459	37,477	60,369	661,385
Class S	192,543	2,088,476	610,573	6,711,944
Institutional Class	22,201	240,702	2,680,102	29,341,260
		$3,355,605		$40,132,015
Shares issued to shareholders in reinvestment of distributions
Class A	74,346	$803,668	155,311	$1,699,500
Class B	40	432	174	1,906
Class C	3,010	32,555	6,128	67,088
Class S	177,640	1,920,239	376,472	4,119,820
Institutional Class	43,076	463,605	59,017	643,772
		$3,220,499		$6,532,086
Shares redeemed
Class A	(376,649)	$(4,072,538)	(998,680)	$(10,922,335)
Class B	(5,535)	(59,739)	(10,027)	(109,940)
Class C	(33,181)	(358,971)	(83,095)	(904,466)
Class S	(871,948)	(9,423,988)	(2,258,375)	(24,705,959)
Institutional Class	(408,449)	(4,365,869)	(664,163)	(7,235,551)
		$(18,281,105)		$(43,878,251)
Net increase (decrease)
Class A	(211,138)	$(2,280,151)	(531,991)	$(5,806,006)
Class B	(5,474)	(59,076)	(9,798)	(107,437)
Class C	(26,712)	(288,939)	(16,598)	(175,993)
Class S	(501,765)	(5,415,273)	(1,271,330)	(13,874,195)
Institutional Class	(343,172)	(3,661,562)	2,074,956	22,749,481
		$(11,705,001)		$2,785,850

G. Transactions with Affiliates

The Underlying Deutsche Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying Deutsche Funds during the six months ended July 31, 2015 is as follows:
Affiliate	Value ($) at 1/31/2015	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Income Distributions ($)	Value ($) at 7/31/2015
Deutsche Variable NAV Money Fund	5,017,589	5,786	—	—	6,018	5,023,375
Central Cash Management Fund	18,808,614	106,878,451	120,365,904	—	3,971	5,321,161
Total	23,826,203	106,884,237	120,365,904	—	9,989	10,344,536

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2015 to July 31, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/15	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/15	$993.40	$990.70	$990.70	$994.70	$995.60
Expenses Paid per $1,000*	$4.35	$8.05	$8.05	$3.12	$3.12
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/15	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 7/31/15	$1,020.43	$1,016.71	$1,016.71	$1,021.67	$1,021.67
Expenses Paid per $1,000*	$4.41	$8.15	$8.15	$3.16	$3.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
Deutsche Core Plus Income Fund	.88%	1.63%	1.63%	.63%	.63%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Core Plus Income Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

In 2012, DB combined its Asset Management (of which DIMA was a part) and Wealth Management divisions into a new Asset and Wealth Management ("AWM") division. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that DB will continue to invest in AWM a significant portion of the savings it has realized by combining its Asset and Wealth Management divisions, including ongoing enhancements to AWM’s investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2013, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2013. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2014. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2013). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2013, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts and funds offered primarily to European investors ("Deutsche Europe funds") managed by DIMA and its affiliates. The Board noted that DIMA indicated that it manages an institutional account comparable to the Fund, but does not manage any comparable Deutsche Europe funds. The Board took note of the differences in services provided to Deutsche U.S. mutual funds ("Deutsche Funds") as compared to institutional accounts and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZIBX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 206	25157W 305	25157W 404	25157W 503
Fund Number	463	663	763	2063	1463

Privacy Statement
FACTS	What Does Deutsche Asset & Wealth Management Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
— Social Security number
— Account balances
— Purchase and transaction history
— Bank account information
— Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons Deutsche Asset & Wealth Management chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Deutsche Asset & Wealth Management share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share
Questions?	Call (800) 728-3337 or e-mail us at service@db.com

Who we are
Who is providing this notice?	DeAWM Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAWM Trust Company; the Deutsche Funds
What we do
How does Deutsche Asset & Wealth Management protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Deutsche Asset & Wealth Management collect my personal information?
We collect your personal information, for example. When you:
— open an account
— give us your contact information
— provide bank account information for ACH or wire transactions
— tell us where to send money
— seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
— sharing for affiliates' everyday business purposes — information about your creditworthiness
— affiliates from using your information to market to you
— sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. Deutsche Asset & Wealth Management does not jointly market.
Rev. 08/2015

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DCPIF-3
(R-023512-5 9/15)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Core Plus Income Fund, a series of Deutsche Portfolio Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	September 29, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	September 29, 2015